Exhibit 10.6

FIRST AMENDMENT
TO
AMENDED AND RESTATED STOCK SUBSCRIPTION
AND SHARE TRANSFER AGREEMENT

This First Amendment (this “First Amendment”) to Amended and Restated Stock Subscription and Share Transfer Agreement (the “Restated Original Subscription Agreement”), dated as of May 31, 2007, is by and between New World Brands, Inc., a Delaware corporation (the “Company”), and P&S Spirit, LLC, a Nevada limited liability company (the “Subscriber”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Restated Original Subscription Agreement.

RECITALS:

WHEREAS, on December 29, 2006, the Company and the Subscriber entered into a Stock Subscription and Share Transfer Agreement, which the parties subsequently amended and restated in its entirety effective December 29, 2006 in the form of the Restated Original Subscription Agreement, providing for the purchase by the Subscriber of certain capital stock of the Company as more fully set forth therein; and

WHEREAS, the Restated Original Subscription Agreement provides that upon the satisfaction of the Tranche B-1 Closing Condition and the Tranche B-2 Closing Condition, the Company will cause to be issued to the Subscriber the Tranche B-1 Shares and the Tranche B-2 Shares in consideration of the Tranche B-1 Purchase Price and the Tranche B-2 Purchase Price, as the case may be; and

WHEREAS, Company management has determined that (i) based on current and projected sales, there is no reasonable expectation that the Company will meet the Tranche B-1 Closing Condition or the Tranche B-2 Closing Condition, and (ii) it is very likely that due to reduced cash flow resulting from lower sales and continued investment in sales growth and product development, the Company’s cash position will reach critically low levels before the third quarter unless additional capital is made available to the Company; and

WHEREAS, even though there is no reasonable expectation that the Tranche B-1 Closing Condition and the Tranche B-2 Closing Condition will be satisfied, and therefore the Subscriber will have no obligation to purchase the Aggregate Tranche B Shares, the Subscriber is willing to purchase the Aggregate Tranche B Shares in consideration for the agreement of the Company that (a) the total purchase price for the Aggregate Tranche B Shares shall be equal to the Tranche B-1 Purchase Price, and (b) any obligation of the Subscriber to pay the Tranche B-2 Purchase Price is hereby extinguished; and

WHEREAS, the Company has requested the Subscriber to provide the Company with a line of credit of up to One Million Fifty Thousand Dollars ($1,050,000) for operating capital purposes (the “Credit Line Facility”), and the Subscriber is prepared to extend the Credit Line Facility to the Company under and in accordance with the terms and conditions set forth in that certain Credit Line and Security Agreement (the “Credit Agreement”) and that certain Credit Line Note (the “Note”), copies of which have been delivered to the Company and approved by unanimous consent of the Directors of the Company.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto desire to amend the Restated Original Subscription Agreement to reflect the aforementioned and certain other changes thereto as set forth herein:

1.           As of the Closing Date (as defined below), the Company irrevocably agrees to issue and sell to the Subscriber, and the Subscriber irrevocably agrees to purchase, a total of 22,222,222 shares of Common Stock (the “Shares”), for a total purchase price of One Million Dollars ($1,000,000) (the “Purchase Price”), and the Company shall deliver, or cause to be delivered, to the Subscriber, in accordance with the terms of the Escrow Agreement, stock certificates representing the Shares.

2.           The obligation of the Subscriber to pay the Tranche B-2 Purchase Price is hereby extinguished, and the obligations of the Subscriber to consummate the Tranche B-1 and Tranche B-2 Closings, as described in the Restated Original Subscription Agreement, are hereby extinguished and such closings shall not occur.

3.           The payment of the Purchase Price and the delivery of the Shares, shall occur and be effective simultaneously with the execution of this First Amendment, remotely at the offices of the Company, 340 W. 5th Avenue, Eugene, Oregon (the “Closing Date” and the closing the “Closing”).  At the Closing:

(a)           the Subscriber shall deliver, or cause to be delivered, to the Company:

(i)    the Purchase Price, in immediately available funds by wire transfer to an account designated by the Company in writing to the Subscriber;

(ii)   an executed copy of the Credit Agreement and all related documents, and shall have made the Credit Line Facility available pursuant to the terms thereof;

(iii)  an executed copy of the First Amendment to Amended and Restated Voting Agreement in the form attached hereto as Annex 2;

(iv)  an executed copy of the First Amendment to Amended and Restated Lock-Up Agreement in the form attached hereto as Annex 3; and

(v)   a certificate executed by a duly authorized officer of the Subscriber certifying that the representations and warranties made by the Subscriber in Section 4 of the Restated Original Subscription Agreement are true and correct in all material respects as of the Closing Date (except to the extent a representation or warranty is expressly limited by its terms to another date); and

(b)           the Company shall deliver, or cause to be delivered, to the Subscriber:

(i)    in accordance with the terms of the Escrow Agreement, stock certificates representing the Shares;

(ii)   an executed copy of the Credit Agreement, the Note and all related documents;

(iii)  an executed copy of the First Amendment to Amended and Restated Voting Agreement in the form attached hereto as Annex 2;

(iv)  an executed copy of the First Amendment to Amended and Restated Lock-Up Agreement in the form attached hereto as Annex 3; and

(v)  a certificate executed by a duly authorized officer of the Company certifying that (A) the  representations and warranties made by the Company in Section 5 of the Restated Original Subscription Agreement are true and correct in all material respects as of the Closing Date (except to the extent a representation or warranty is expressly limited by its terms to another date), and (B) there shall have been no material adverse change in the business, condition (financial or otherwise), assets, liabilities (contingent or otherwise), operations or results of operations of the Company since the date of the Restated Original Subscription Agreement.

4.           By execution of this First Amendment, the Company, M. David Kamrat and Noah Kamrat, all acknowledge that the Subscriber is contemplating transferring a portion of the membership interests of the Subscriber to Mark S. Kahan and agree that the transfer of such interests, if it occurs, shall be permitted notwithstanding anything to the contrary in the Restated Original Subscription Agreement as amended by this First Amendment, and the Company, M. David Kamrat and Noah Kamrat all waive any right that any of them may have to object to such transfer.

5.           Except as specifically amended hereby, the Restated Original Subscription Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect.

6.           To the extent of any inconsistency between the terms of the Restated Original Subscription Agreement and this First Amendment, the terms of this First Amendment will control.  Each reference in the Restated Original Subscription Agreement to “this Agreement,” “herein,” “hereunder” or words of similar import shall be deemed to be a reference to the Restated Original Subscription Agreement as amended by this First Amendment, and the Restated Original Subscription Agreement as so amended shall be read as a single, integrated document.

7.           This First Amendment may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Facsimile transmission of any signed original counterpart and/or retransmission of any signed facsimile transmission shall be deemed the same as the delivery of an original.  The introductory Recitals are incorporated into and made a substantive part of this First Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                NEW WORLD BRANDS, INC.

                By: /s/ M. David Kamrat
                Name: M. David Kamrat
                Title:   CEO

                P&S SPIRIT, LLC

                By: /s/ Selvin Passen, M.D.
                Name: Selvin Passen, M.D.
                Title:   Manager

                Acknowledged and agreed by M. David Kamrat and Noah Kamrat:

                /s/ M. David Kamrat
            M. David Kamrat

                                                /s/ Noah Kamrat
                Noah Kamrat

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